Exhibit 10.4

ASSIGNMENT AND ASSUMPTION OF LEASES

For and in consideration of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MULLINS CROSSING OUT PARCELS, LLC, a Georgia limited liability company ("Assignor"), hereby assigns to INLAND DIVERSIFIED EVANS MULLINS OUTLOTS, L.L.C., a Delaware limited liability company ("Assignee"), and its successors and assigns, and Assignee hereby assumes all of Assignor's right, title and interest in, to and under those certain leases described on Exhibit A attached hereto and made a part hereof (the “Leases”), which Leases relate to that certain real property legally described on Exhibit B attached hereto and made a part hereof.  Assignor shall remain responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases that occurred and accrued prior to the effective date of this Assignment and Assumption of Leases (this “Assignment”).  Assignee shall be responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases that occur and accrue on or after the effective date of this Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment to be effective as of the 18th day of August, 2011.

[Signature blocks on following page]

ASSIGNOR:

MULLINS CROSSING OUT PARCELS, LLC,

a Georgia limited liability company

By: Mullins GP Out Parcels, LLC, its Manager

By: /s/ John Collett

Name:

John Collett

Its:         Manager

ASSIGNEE:

INLAND DIVERSIFIED EVANS MULLINS OUTLOTS, L.L.C.,

a Delaware limited liability company

By:  Inland Diversified Real Estate Trust, Inc.,

       a Maryland corporation, its sole member

By:  /s/ Sharon Anderson-Cox

Name:  Sharon Anderson-Cox

Its:  Authorized Representative

 Exhibit A

LIST OF LEASES

(See attached Rent Roll)

Exhibit B

LEGAL DESCRIPTION

LEGAL DESCRIPTION FOR PARCEL “5”

ALL THOSE TRACTS AND PARCELS OF LAND SITUATED, LYING AND BEING IN THE STATE OF GEORGIA, COUNTY OF COLUMBIA, CONTAINING 1.57 ACRES, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Beginning At The Northeast Side Of Washington Road At A #4 Rebar Set Which Is The “POINT OF BEGINNING”; Thence N36º45’39”E At A Distance Of 219.35 Feet To A #4 Rebar Set Thence S53°14’21”E At A Distance Of 72.51 Feet To A #4 Rebar Set Thence 529°11’48”E At A Distance Of 270.00 Feet To A PK Nail Set Thence S60º06’28”E Distance Of 234.76 Feet To A #4 Rebar Set Thence N28°04’37”W At A Distance Of 249.75 Feet To A #4 Rebar Set, Being The Said “POINT OF BEGINNING.”

LEGAL DESCRIPTION FOR PARCEL “6”

ALL THOSE TRACTS AND PARCELS OF LAND SITUATED, LYING AND BEING IN THE STATE OF GEORGIA, COUNTY OF COLUMBIA, CONTAINING 2.33 ACRES, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Beginning At The Northeast Side Of Washington Road At A #4 Rebar Set Which is The “POINT OF BEGINNING”; Thence S29°11’48”E At A Distance Of 399.75 Feet To A #4 Rebar Set Thence S11°25’53”W At A Distance Of 43.82 Feet To A #4 Rebar Set Thence S60º48’12”'W At A Distance Of 182.57 Feet To A PK Nail Set Thence N29°11’48”W Distance of 22.09 Feet To A Rebar Set Thence S59°40’29”E At A Distance Of 29.71 Feet To A PK Nail Set Thence N28º22’44”W At A Distance Of 255.63 Feet To A #4 Rebar Set Thence N27°56’15”W At A Distance of 122.00 Feet To A #4 Rebar Set Thence N28º12’38”W At A Distance of 25.09 Feet To A Rebar Set Thence N60º06’26”'E At A Distance of 234.76 Feet To A PK Nail Set, Being the Said “POINT OF BEGINNING.”

LEGAL DESCRIPTION FOR PARCEL “7”

ALL THOSE TRACTS AND PARCELS OF LAND SITUATED, LYING AND BEING IN THE STATE OF GEORGIA, COUNTY OF COLUMBIA, CONTAINING 1.15 ACRES, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Beginning At The Northeast Side Of Washington Road At A #4 Rebar Set Which Is The “POINT OF BEGINNING”; Thence N34°08’44”W At A Distance Of 191.77 Feet To A #4 Rebar Set Thence N19°46’54”E At A Distance Of 57.78 Feet To A PK Nail Set Thence NS4°38’49”E At A Distance Of 145.28 Feet To A #4 Rebar Set Thence S74º54’31”E At A Distance of 54.21 Feet To A #4 Rebar Set Thence S29°24’38”E At A Distance of 203.06 Feet To A #4 Rebar Set Thence S59°48’46”W At A Distance Of 211.09 Feet To A #4 Rebar Set, Being The Said “POINT OF BEGINNING.”

LEGAL DESCRIPTION FOR PARCEL “8”

ALL THOSE TRACTS AND PARCELS OF LAND SITUATED, LYING AND BEING IN THE STATE OF GEORGIA, COUNTY OF COLUMBIA, CONTAINING 1.13 ACRES, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Beginning At The Northeast Side Of Washington Road At A #4 Rebar Set Which Is The “POINT OF BEGINNING”; Thence S29°24’38”W At A Distance Of 128.04 Feet To A #4 Rebar Set Thence An Arc Radius Of 24.50’ S13º37’33”W 13.15 Feet (Chord) At A Length Of 13.31 Feet To A #4 Rebar Set Thence S01º56’43” W At A Distance Of 143.31 Feet To A #4 Rebar Set Thence An Arc Radius Of 24.50’ S27º42’29”W 21.30 Feet (Chord) At A Length of 22.03 Feet To A #4 Rebar Set Thence S53º28’15”W at A Distance of 90.78 Feet To A #4 Rebar Set Thence N36º31’45”W At A Distance Of 48.33 Feet To A #4 Rebar Set Thence N34º01’21”W At A Distance Of 235.83 Feet To A #4 Rebar Set Thence N59º48’46”E At A Distance of 211.09 Feet To A #4 Rebar Set, Being The Said “POINT OF BEGINNING.”

TOGETHER WITH SELLER’S LEASEHOLD INTEREST IN THE FOLLOWING PROPERTY:

All that certain lot or parcel of land, situate, lying and being in the 125th G. M. District of Columbia County, Georgia containing one and Sixteen One-Hundredths (1.16) acres fronting on the northeast side of Washington Road also know as Georgia State Highway No. 104 and being shown and designated as Parcel “A” upon plat of survey prepared by James G. Swift and Associates, C.E., by F. “Bo” Slaughter, Ga. Reg. Surveyor No. 2514, which plat is dated September 8, 1998 and filed for record in Plat Cabinet C, Slide 175 #9, in the Office of the Clerk of Superior Court of Columbia County, Georgia and incorporated herein by reference for a more particular description of the location, metes, bounds and dimensions of said land.  Said property is bounded, according to said plat, as follows:  Northwest, Northeast and Southeast by other land of Pine Needle Ranch, LLC, and on the Southwest by the right-of-way of Washington Road.  This is a portion of the property conveyed to Pine Needle Ranch, L.L.C. by deed of William Bernard Mullins, Trustee, which instrument is dated April 16, 1996 and recorded in Deed Book 1713, pages 128-131 in the aforesaid Clerk’s Office.

5